United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: May 23, 2023
(Date of Earliest Event Reported)
REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)
(858) 284-5000
(Registrant’s telephone number, including area code)
N/A
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.875% Notes due 2027	O27B	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange
2.500% Notes due 2042	O42	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 23, 2023, Realty Income Corporation (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting") and, as of the close of business on March 23, 2023, the record date for the Annual Meeting, there were 660,538,647 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended.
The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable.
Proposal 1: Election of 11 directors to serve until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified.
All 11 director nominees listed in the Company's proxy statement for the Annual Meeting (the "Proxy Statement") and set forth below were elected by the Company's stockholders to hold office until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified:

	Voted For	Voted Against	Abstentions	Broker Non-Votes
Priscilla Almodovar	479,592,059	4,766,648	624,911	85,292,519
Jacqueline Brady	475,998,413	8,360,875	624,330	85,292,519
A. Larry Chapman	474,690,011	9,612,173	681,434	85,292,519
Reginald H. Gilyard	433,103,928	51,207,748	671,942	85,292,519
Mary Hogan Preusse	445,572,142	38,795,443	616,033	85,292,519
Priya Cherian Huskins	454,225,336	30,103,086	655,196	85,292,519
Gerardo I. Lopez	480,604,852	3,708,512	670,254	85,292,519
Michael D. McKee	460,664,781	23,645,886	672,951	85,292,519
Gregory T. McLaughlin	465,317,378	18,989,810	676,430	85,292,519
Ronald L. Merriman	452,479,883	31,829,628	674,107	85,292,519
Sumit Roy	478,683,316	5,611,815	688,487	85,292,519
Proposal 2: Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.
The Company's stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023 as follows:

Voted For	Voted Against	Abstentions	Broker Non-Votes
551,974,797	17,436,775	864,565	—

Proposal 3: A non-binding advisory proposal to approve the compensation of the Company’s named executive officers as described in the Proxy Statement.
The Company's stockholders approved on a non-binding advisory basis, the compensation of the Company's named executive officers as described in the Proxy Statement as follows:

Voted For	Voted Against	Abstentions	Broker Non-Votes
450,405,830	32,790,685	1,787,103	85,292,519

Proposal 4: A non-binding advisory vote to approve the frequency of future non-binding advisory votes by stockholders of the compensation of our named executive officers.
The Company's stockholders approved on a non-binding advisory basis the frequency of one year for future non-binding advisory votes by stockholders of the compensation of our named executive officers as follows:

One Year	Two Years	Three Years	Abstentions
472,946,902	818,759	10,084,745	1,133,212
Based on these results, the Company has determined that it will submit to stockholders on a non-binding advisory basis a vote to approve named executive officer compensation every year until the next required non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, which will occur no later than the 2029 annual meeting of stockholders of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2023	REALTY INCOME CORPORATION

	By:	/s/ BIANCA MARTINEZ
Bianca Martinez
Senior Vice President, Associate General Counsel and Assistant Secretary